EXHIBIT 10.4

ADDENDUM #2 TO MASTER LEASE AND SECURITY AGREEMENT

This ADDENDUM #2 TO MASTER LEASE AND SECURITY AGREEMENT (this “Addendum”) is made and entered into as of November 2, 2015,  by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011 (as the same may have been amended, restated or otherwise modified prior to the date hereof, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may heretofore have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.Pursuant to Section 12 of that certain Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 and effective as of April 1, 2015 (the “Tenth Amendment”), by and among Lessor, Lessee and Guarantor, Lessor, Lessee and Guarantor desire to add the real property more particularly described on Exhibit A attached hereto (the “Additional Facility”) to the Leased Property under the Master Lease.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.Lessee’s Representations and Warranties.  Lessee hereby represents and warrants to Lessor that the Additional Facilities Owners have delivered to Lessor the materials and documentation required pursuant to Section 12 of the Tenth Amendment and that, to Lessee’s knowledge, (i) all such materials and documentation were true, correct and complete at the time delivered and (ii) there have been no changes affecting any such materials or documentation or any information disclosed thereby, that would interfere with or materially adversely affect the consummation of the transactions contemplated hereby, that have not been previously disclosed by Lessee or Guarantor to Lessor in writing.

2.Additional Facility. The Master Lease is hereby amended to modify the “Pool 4 Facilities” to add the Additional Facility thereto and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Additional Facility, including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease, as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified.

3.Opco Sublease:  Schedule 4 to the Master Lease is hereby amended to add the following operating sublease thereto:

Manor Care of Winter Park FL, LLC

4.Effect of Addendum. All references in the Master Lease to “this Lease” shall be deemed to be references to the Master Lease as amended hereby.

5.Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

6.Counterparts; Facsimile or Electronically Transmitted Signatures. This Addendum may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Addendum, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

HCR Salmon Creek Property, LLC, a Delaware limited liability company

By:HCP West Virginia Properties, LLC, a Delaware limited liability company, its Sole Member

HCR Wingfield Hills Property, LLC, a Delaware limited liability company

By:HCP West Virginia Properties, LLC, a Delaware limited liability company, its Sole Member

HCR Utica Ridge Property, LLC, a Delaware limited liability company

By:HCP West Virginia Properties, LLC, a Delaware limited liability company, its Sole Member

By:	/s/ Darren Kowalske
Name:	Darren Kowalske
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“LESSEE”

HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:	/s/ Martin D. Allen
Name:	Martin D. Allen
Title:	Vice President

Addendum #2

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Addendum and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended or modified pursuant to the foregoing Addendum.

HCR MANORCARE, INC., a Delaware corporation

By:	/s/ R. Griffin Julius
Name:	R. Griffin Julius
Title:	Vice President

EXHIBIT A

Legal Description of Additional Property

ManorCare Nursing and Rehabilitation Center (Winter Park) [BU611]

2075 Loch Lomond Drive, Winter Park, Florida

LEGAL DESCRIPTION

All that certain real property situate in the County of Orange, State of Florida, described as follows:

Lots 8, 9, 10, 11, 12 and 13, Block 6, ALOMA, according to plat thereof as recorded in Plat Book O, Page 51, Public Records of Orange County, Florida

Folio/Parcel ID#:   09-22-30-0120-06-080